Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

September 30, 2008

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of September 30, 2008	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of September 30, 2008
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	13%
Georgia	3	826,643	9%
New York	1	729,315	8%
Pennsylvania	2	625,678	7%
Texas	2	619,806	7%
Delaware	1	568,869	7%
Alabama	1	557,185	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	300,891	4%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	30	8,823,011	100%

(1)	Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 9/30/08	% Occupied 9/30/08	% Occupied 6/30/08	% Occupied 3/31/008	% Occupied 12/31/07	% Occupied 9/30/07
Riverhead, NY	729,315	99%	99%	94%	100%	98%
Rehoboth, DE	568,869	100%	99%	97%	99%	98%
Foley, AL	557,185	94%	93%	94%	97%	99%
San Marcos, TX	442,006	99%	97%	96%	99%	99%
Myrtle Beach Hwy 501, SC	426,417	92%	96%	94%	94%	96%
Sevierville, TN	419,038	100%	100%	99%	100%	99%
Hilton Head, SC	393,094	88%	88%	87%	89%	87%
Washington, PA	370,526	86%	n/a	n/a	n/a	n/a
Charleston, SC	352,315	95%	95%	94%	95%	94%
Commerce II, GA	347,025	98%	98%	98%	100%	98%
Howell, MI	324,631	97%	97%	93%	100%	99%
Branson, MO	302,992	100%	98%	93%	100%	100%
Park City, UT	300,891	98%	92%	93%	100%	100%
Locust Grove, GA	293,868	100%	100%	96%	99%	100%
Westbrook, CT	291,051	99%	99%	98%	100%	99%
Gonzales, LA	282,403	100%	100%	99%	100%	100%
Williamsburg, IA	277,230	100%	99%	99%	99%	99%
Lincoln City, OR	270,280	100%	99%	98%	100%	99%
Tuscola, IL	256,514	80%	82%	84%	80%	77%
Lancaster, PA	255,152	100%	98%	100%	100%	100%
Tilton, NH	245,563	100%	100%	100%	100%	100%
Fort Myers, FL	198,950	92%	93%	98%	94%	96%
Commerce I, GA	185,750	72%	72%	76%	91%	90%
Terrell, TX	177,800	100%	100%	100%	100%	100%
Barstow, CA	171,300	100%	99%	100%	97%	100%
West Branch, MI	112,120	100%	100%	100%	100%	100%
Blowing Rock, NC	104,235	100%	100%	98%	100%	98%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Kittery I, ME	59,694	100%	100%	100%	100%	95%
Kittery II, ME	24,619	100%	100%	94%	94%	94%
Boaz, AL	n/a	n/a	n/a	n/a	n/a	98%
Total	8,823,011	97% (2)	96%	95%	98%	97% (1)

Unconsolidated joint ventures
Myrtle Beach Hwy 17, SC	402,442	100%	99%	100%	100%	99%
Wisconsin Dells, WI	264,929	99%	100%	100%	100%	100%

(1)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.
(2)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

09/08(3)       06/08      03/08    12/07      09/07(2)   06/07(2)     03/07(2)  12/06(2)   09/06(2)
  97%    96%      95%     98%    97%    97%    95%    98%      96%

(1)	Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

(3)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of September 30, 2008
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	68	731,308	8.3%
Phillips-Van Heusen	97	451,111	5.1%
Nike	25	290,105	3.3%
Adidas	33	283,732	3.2%
VF Factory Outlet	31	278,286	3.2%
Liz Claiborne	33	254,210	2.9%
Dress Barn, Inc.	38	251,222	2.8%
Carter’s	46	221,951	2.5%
Jones Retail Corporation	49	194,994	2.2%
Polo Ralph Lauren	22	188,728	2.2%
Total of All Listed Above	442	3,145,647	35.7%

(1)	Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Lease Expirations as of September 30, 2008

Percentage of Total Gross Leasable Area (1)

2008       2009       2010         2011     2012         2013     2014      2015        2016    2017    2018+
1.00%    15.00%     16.00%    18.00%    16.00%     17.00%     4.00%        2.00%     2.00%     3.00%      6.00%

Percentage of Total Annualized Base Rent (1)

2008       2009       2010         2011     2012         2013     2014      2015        2016    2017    2018+
1.00%    13.00%     16.00%    16.00%    16.00%     18.00%     4.00%        2.00%     2.00%     4.00%      8.00%

(1)	Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Leasing Activity (1)
	03/31/08	06/30/08	09/30/08	12/31/08	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	73	29	17		119	166
Gross leasable area	279,014	124,254	77,426		480,694	598,717
New initial base rent per square foot	$23.03	$26.20	$26.11		$24.35	$21.42
Prior expiring base rent per square foot	$17.67	$19.13	$19.37		$18.32	$16.65
Percent increase	30.4%	36.9%	34.8%		32.9%	28.7%

New straight line base rent per square foot	$24.41	$27.62	$28.04		$25.83	$22.46
Prior straight line base rent per square foot	$17.23	$18.90	$19.08		$17.96	$16.33
Percent increase	41.7%	46.1%	47.0%		43.8%	37.6%

Renewed Space:
Number of leases	166	50	16		232	248
Gross leasable area	800,197	184,007	55,642		1,039,846	1,126,879
New initial base rent per square foot	$19.37	$20.05	$21.66		$19.62	$17.76
Prior expiring base rent per square foot	$16.94	$17.50	$20.56		$17.24	$16.11
Percent increase	14.3%	14.6%	5.4%		13.8%	10.2%

New straight line base rent per square foot	$20.04	$20.57	$21.98		$20.24	$18.03
Prior straight line base rent per square foot	$16.99	$17.17	$20.30		$17.20	$15.93
Percent increase	17.9%	19.8%	8.3%		17.6%	13.2%

Total Re-tenanted and Renewed Space:
Number of leases	239	79	33		351	414
Gross leasable area	1,079,211	308,261	133,068		1,520,540	1,725,596
New initial base rent per square foot	$20.32	$22.53	$24.25		$21.11	$19.03
Prior expiring base rent per square foot	$17.13	$18.16	$19.87		$17.58	$16.30
Percent increase	18.6%	24.1%	22.1%		20.1%	16.8%

New straight line base rent per square foot	$21.17	$23.41	$25.51		$22.00	$19.57
Prior straight line base rent per square foot	$17.05	$17.87	$19.59		$17.44	$16.07
Percent increase	24.1%	31.0%	30.2%		26.2%	21.8%

(1)	Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Consolidated  Balance Sheets (dollars in thousands)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Assets
Rental property
Land	$135,688	$130,077	$130,077	$130,075	$129,921
Buildings	1,233,680	1,130,536	1,127,956	1,104,459	1,074,310
Construction in progress	16,377	90,430	53,036	52,603	61,364
Total rental property	1,385,745	1,351,043	1,311,069	1,287,137	1,265,595
Accumulated depreciation	(345,577)	(333,995)	(323,520)	(312,638)	(302,411)
Total rental property – net	1,040,168	1,017,048	987,549	974,499	963,184
Cash & cash equivalents	3,753	1,088	2,302	2,412	2,434
Assets held for sale	--	--	--	--	2,052
Investments in unconsolidated jointventures	12,145	11,667	9,193	10,695	11,908
Deferred charges – net	39,854	41,821	42,302	44,804	47,306
Other assets	28,811	28,097	31,698	27,870	26,563
Total assets	$1,124,731	$1,099,721	$1,073,044	$1,060,280	$1,053,447
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$398,799	$398,779	$398,760	$498,741	$498,722
Unsecured term loan	235,000	235,000	---	---	---
Mortgages payable, including premium	---	---	172,121	173,724	175,312
Unsecured lines of credit	149,500	128,300	156,900	33,880	23,300
Total debt	783,299	762,079	727,781	706,345	697,334
Construction trade payables	22,840	28,393	23,780	23,813	27,943
Accounts payable & accruals	46,573	34,831	54,203	47,185	35,237
Total liabilities	852,712	825,303	805,764	777,343	760,514
Minority interest in operating partnership	31,678	32,102	31,019	33,733	35,366
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	317	316	315	313	313
Paid in capital	357,698	355,733	353,237	351,817	350,701
Distributions in excess of net income	(192,601)	(189,458)	(177,353)	(171,625)	(169,419)
Accum. other comprehensive income (loss)	(73)	725	(14,938)	(6,301)	972
Total shareholders’ equity	240,341	242,316	236,261	249,204	257,567
Total liabilities, minority interest & shareholders’ equity	$1,124,731	$1,099,721	$1,073,044	$1,060,280	$1,053,447

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended						YTD
	09/08		06/08	03/08	12/07	09/07	09/08	09/07
Revenues
Base rentals	$40,519		$38,623	$37,232	$38,210	$37,207	$116,374	$108,614
Percentage rentals	1,811		1,120	1,178	3,323	2,305	4,109	5,434
Expense reimbursements	18,277		15,692	17,478	18,482	16,719	51,447	47,496
Other income	2,166		1,570	1,388	1,963	2,155	5,124	5,243
Total revenues	62,773		57,005	57,276	61,978	58,386	177,054	166,787
Expenses
Property operating	20,678		17,525	19,219	20,490	19,158	57,422	53,893
General & administrative	6,217		5,677	5,271	4,911	4,916	17,165	14,096
Depreciation & amortization	15,320		14,690	15,583	14,940	14,941	45,593	48,870
Total expenses	42,215		37,892	40,073	40,341	39,015	120,180	116,859
Operating income	20,558		19,113	17,203	21,637	19,371	56,874	49,928
Interest expense	9,147		9,496	9,548	9,851	10,087	28,191	30,215
Loss on settlement of US treasury rate locks	---		8,910	---	---	---	8,910	---
Income before equity in earnings of unconsolidated joint ventures, minority interest and discontinued operations	11,411		707	7,655	11,786	9,284	19,773	19,713
Equity in earnings of unconsolidated joint ventures	596		558	394	443	461	1,548	1,030
Minority interest in operating partnership	(1,729)		23	(1,088)	(1,778)	(1,370)	(2,794)	(2,716)
Income from continuing operations	10,278		1,288	6,961	10,451	8,375	18,527	18,027
Discontinued operations (1)	---		---	---	22	22	---	76
Net income	10,278		1,288	6,961	10,473	8,397	18,527	18,103
Less applicable preferred share dividends	(1,406)		(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Net income (loss) available to common shareholders	$8,872		$(119)	$5,555	$9,067	$6,991	$14,308	$13,884
Basic earnings per common share:
Income (loss) from continuing operations	$.29	$	---	$.18	$.29	$.23	$.46	$.45
Net income (loss)	$.29	$	---	$.18	$.29	$.23	$.46	$.45
Diluted earnings per common share:
Income (loss) from continuing operations	$.28	$	---	$.18	$.29	$.22	$.45	$.44
Net income (loss)	$.28	$	---	$.18	$.29	$.22	$.45	$.44
Weighted average common shares:
Basic	31,129		31,068	30,979	30,867	30,847	31,059	30,805
Diluted	31,871		31,548	31,336	31,725	31,400	31,833	31,401

(1)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	09/08	06/08	03/08	12/07	09/07	09/08	09/07
Funds from operations:
Net income	$10,278	$1,288	$6,961	$10,473	$8,397	$18,527	$18,103
Adjusted for -
Minority interest in operating partnership	1,729	(23)	1,088	1,778	1,370	2,794	2,716
Minority interest, depreciation and amortization in discontinued operations	--	--	--	5	52	--	160
Depreciation and amortization uniquely significant to real estate – wholly owned	15,219	14,608	15,508	14,865	14,865	45,335	48,641
Depreciation and amortization uniquely significant to real estate – joint ventures	635	651	652	626	651	1,938	1,985
(Gain) on sale of real estate	--	--	--	(6)	--	--	--
Preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Funds from operations	$26,455	$15,117	$22,803	$26,335	$23,929	$64,375	$67,386

Funds from operations per share	$.70	$.40	$.61	$.70	$.64	$1.70	$1.80
Funds available for distribution:
Funds from operations	$26,455	$15,117	$22,803	$26,335	$23,929	$64,375	$67,386
Adjusted For -
Corporate depreciation excluded above	101	82	75	75	76	258	229
Amortization of finance costs	462	371	379	430	473	1,212	1,308
Loss on termination of US treasury lock derivatives	--	8,910	--	--	--	8,910	--
Amortization of share compensation	1,404	1,396	1,224	1,103	1,067	4,024	2,956
Straight line rent adjustment	(822)	(1,085)	(789)	(562)	(753)	(2,696)	(2,306)
Market rent adjustment	(135)	(198)	105	(270)	(277)	(228)	(877)
Market rate interest adjustment	--	(438)	(608)	(609)	(605)	(1,046)	(1,787)
2nd generation tenant allowances	(3,088)	(2,701)	(4,177)	(4,247)	(3,268)	(9,966)	(14,629)
Capital improvements	(12,062)	(9,500)	(2,549)	(3,076)	(579)	(24,111)	(4,647)
Funds available for distribution	$12,315	$11,954	$16,463	$19,179	$20,063	$40,732	$47,633
Funds available for distribution per share	$.32	$.32	$.44	$.51	$.54	$1.07	$1.27
Dividends paid per share	$.38	$.38	$.36	$.36	$.36	$1.12	$1.06

FFO payout ratio	54%	95%	59%	51%	56%	100%	59%
FAD payout ratio	119%	119%	82%	71%	67%	104%	83%
Diluted weighted average common shs.	37,938	37,615	37,403	37,792	37,467	37,900	37,468

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	Tanger’s Share as of 9/30/08
Assets
Investment properties at cost – net	$72,118	$73,033	$70,541	$71,022	$72,200	$35,486
Construction in progress	226,031	181,246	134,756	103,568	81,638	75,344
Cash and cash equivalents	4,104	3,896	2,708	2,282	4,109	1,862
Deferred charges – net	6,041	6,184	2,157	2,092	2,746	$2,217
Other assets	7,853	7,894	8,613	8,425	9,305	3,087
Total assets	$316,147	$272,253	$218,775	$187,389	$169,998	$117,996

Liabilities & Owners’ Equity
Mortgage payable	$259,789	$215,028	$173,249	$148,321	$128,886	$96,771
Construction trade payables	26,750	28,129	20,736	13,052	14,128	9,066
Accounts payable & other liabilities	6,845	7,117	9,281	6,377	3,915	2,700
Total liabilities	293,384	250,274	203,266	167,750	146,929	108,537
Owners’ equity	22,763	21,979	15,509	19,639	23,069	9,459
Total liabilities & owners’ equity	$316,147	$272,253	$218,775	$187,389	$169,998	$117,996

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/08	06/08	03/08	12/07	09/07	09/08	09/07
Revenues	$5,582	$5,031	$4,757	$5,049	$4,949	$15,370	$14,365
Expenses
Property operating	2,128	1,720	1,802	1,891	1,643	5,650	5,003
General & administrative	90	79	19	29	60	188	219
Depreciation & amortization	1,302	1,344	1,345	1,354	1,353	3,991	4,119
Total expenses	3,520	3,143	3,166	3,274	3,056	9,829	9,341
Operating income	2,062	1,888	1,591	1,775	1,893	5,541	5,024
Interest expense	932	820	840	987	1,025	2,592	3,142
Net income	$1,130	$1,068	$751	$788	$868	$2,949	$1,882
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,692	$1,617	$1,466	$1,563	$1,625	$4,775	$4,586
Net income	$ 596	$ 558	$ 394	$ 443	$ 461	$1,548	$1,030
Depreciation (real estate related)	$ 635	$ 651	$ 652	$ 626	$ 651	$1,938	$1,985

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	Tanger’s Share as of 9/30/08
Assets
Investment properties at cost – net	$34,249	$34,644	$34,985	$34,909	$35,541	$17,125
Cash and cash equivalents	1,753	1,369	1,036	1,265	1,501	877
Deferred charges – net	644	644	724	799	896	322
Other assets	2,232	2,335	2,264	2,229	2,243	1,116
Total assets	$38,878	$38,992	$39,009	$39,202	$40,181	$19,440

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	891	944	732	277	426	446
Accounts payable & other liabilities	1,777	1,626	2,272	1,491	841	889
Total liabilities	38,468	38,370	38,804	37,568	37,067	19,235
Owners’ equity	410	622	205	1,634	3,114	205
Total liabilities & owners’ equity	$38,878	$38,992	$39,009	$39,202	$40,181	$19,440

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/08	06/08	03/08	12/07	09/07	09/08	09/07
Revenues	$3,229	$3,194	$2,888	$3,033	$3,208	$9,311	$8,972
Expenses
Property operating	1,122	1,101	1,090	1,135	1,174	3,313	3,297
General & administrative	4	27	7	2	3	38	31
Depreciation & amortization	672	733	739	751	753	2,144	2,377
Total expenses	1,798	1,861	1,836	1,888	1,930	5,495	5,705
Operating income	1,431	1,333	1,052	1,145	1,278	3,816	3,267
Interest expense	636	543	501	559	566	1,680	1,672
Net income	$795	$790	$551	$586	$712	$2,136	$1,595
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,051	$1,033	$896	$948	$1,014	$2,980	$2,821
Net income	$ 400	$ 406	$285	$334	$ 371	$1,091	$ 841
Depreciation (real estate related)	$ 333	$ 356	$360	$335	$ 361	$1,049	$1,146

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	09/30/08	06/30/08	3/31/08	12/31/07	09/30/07	Tanger’s Share as of 09/30/08
Assets
Investment properties at cost - net	$34,426	$34,965	$35,556	$36,113	$36,659	$17,213
Cash and cash equivalents	1,210	676	277	525	396	605
Deferred charges – net	575	640	706	771	836	288
Other assets	582	731	860	792	506	291
Total assets	$36,793	$37,012	$37,399	$38,201	$38,397	$18,397

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	--	--	158	186	206	--
Accounts payable & other liabilities	725	727	591	874	517	363
Total liabilities	25,975	25,977	25,999	26,310	25,973	12,988
Owners’ equity	10,818	11,035	11,400	11,891	12,424	5,409
Total liabilities & owners’ equity	$36,793	$37,012	$37,399	$38,201	$38,397	$18,397

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/08	06/08	03/08	12/07	09/07	09/08	09/07
Revenues	$1,903	$1,795	$1,848	$1,977	$1,704	$5,546	$5,337
Expenses
Property operating	582	615	712	756	469	1,909	1,706
General & administrative	2	6	3	3	5	11	41
Depreciation & amortization	610	607	606	603	600	1,823	1,742
Total expenses	1,194	1,228	1,321	1,362	1,074	3,743	3,489
Operating income	709	567	527	615	630	1,803	1,848
Interest expense	266	271	339	428	459	876	1,470
Net income	$443	$296	$188	$187	$171	$927	$378
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$659	$587	$567	$609	$614	$1,813	$1,795
Net income	$232	$158	$105	$105	$95	$495	$220
Depreciation (real estate related)	$295	$294	$292	$291	$290	$881	$840

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07	Tanger’s Share as of 09/30/08
Assets
Investment properties at cost - net	$ 3,443	$ 3,424	--	--	--	$ 1,148
Construction in progress	226,031	181,246	$134,756	$103,568	$81,638	75,344
Cash and cash equivalents	1,141	1,851	1,395	492	2,212	380
Deferred charges – net	4,822	4,900	727	522	1,014	1,607
Other assets	5,039	4,828	5,489	5,404	6,556	1,680
Total assets	$240,476	$196,249	$142,367	$109,986	$91,420	$80,159

Liabilities & Owners’ Equity
Mortgage payable	$198,739	$153,978	$112,199	$87,271	$67,836	$66,246
Construction trade payables	25,859	27,185	19,846	12,589	13,496	8,620
Accounts payable & other liabilities	4,343	4,764	6,418	4,012	2,557	1,448
Total liabilities	228,941	185,927	138,463	103,872	83,889	76,314
Owners’ equity	11,535	10,322	3,904	6,114	7,531	3,845
Total liabilities & owners’ equity	$240,476	$196,249	$142,367	$109,986	$91,420	$80,159

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/08	06/08	03/08	12/07	09/07	09/08	09/07
Revenues	$450	$42	$21	$39	$37	$513	$ 56
Expenses
Property operating	424	4	--	--	--	428	--
General & administrative	84	46	9	24	52	139	147
Depreciation & amortization	20	4	--	--	--	24	--
Total expenses	528	54	9	24	52	591	147
Operating income	(78)	(12)	12	15	(15)	(78)	(91)
Interest expense	30	6	--	--	--	36	--
Net income (loss)	$(108)	$(18)	$12	$15	$(15)	$(114)	$(91)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(18)	$ (2)	$ 4	$ 5	$ (5)	$ (18)	$(30)
Net income (loss)	$(36)	$ (6)	$ 4	$ 5	$ (5)	$ (38)	$(30)
Depreciation (real estate related)	$ 7	$ 1	$--	$ --	$ --	$ 8	$ --

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2008
	Principal Balance	Interest Rate	Maturity Date

Unsecured debt
Unsecured term loan credit facility (1)	$235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities	149,500	Libor + 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(701)
Total debt	$783,299
Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2008
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	53%	Yes
Total Secured Debt to Adjusted Total Assets	40%	---%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	189%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.76	Yes

(1)
In July 2008, we entered into an interest rate swap agreement with for a notional amount of $118.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.605%.  This swap combined with the current spread of 160 basis points on the term loan facility fixes our interest rate on $118.0 million of variable rate debt at 5.205% until April 1, 2011.  In September 2008, we entered into an additional interest rate swap agreement for a notional amount of $117.0 million.  The purpose of the swap was to fix the interest rate on the remaining portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.700%.  This swap combined with the current spread of 160 basis points on the term loan facility fixes our interest rate on $117.0 million of variable rate debt at 5.300% until April 1, 2011.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2008
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2008	$ --	$ --	$ --
2009	--	--	--
2010	--	--	--
2011	--	384,500	384,500
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016	--	--	--
2017 & thereafter	--	(1) 149,500	149,500
	$--	$784,000	$784,000
Net Discount on Debt			(701)
			$783,299

(1) Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408